Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

I, James Charles DiPrima, Chief Financial Officer of Blue Chip Capital Group, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i) The Quarterly Report on Form 10-Q of Blue Chip Capital Group, Inc. for the period ended November 30, 2025, (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Dated: January 8, 2026

/s/: James Charles DiPrima
James Charles DiPrima
Chief Financial Officer
(Principal Financial Officer)